SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of this 27th day of December, 2018 (referred to hereinafter as the "Security Agreement"), by **AMERICAN RESOURCES CORPORATION**, a Florida corporation, **QUEST ENERGY, INC.**, an Indiana corporation, **MCCOY ELKHORN COAL LLC**, an Indiana limited liability company, **KNOTT COUNTY COAL LLC**, a Delaware limited liability company, **ERC MINING INDIANA CORP.**, an Indiana corporation, **DEANE MINING LLC**, a Delaware limited liability company, **WYOMING COUNTY COAL LLC**, an Indiana limited liability company and **QUEST PROCESSING LLC**, an Indiana limited liability company (jointly and severally and collectively referred to herein as "Borrower" or "Debtor"), with an address of 9002 Technology Lane, Fishers, Indiana 46038 for purposes of notice under this Security Agreement, in favor of **INTEGRITY COAL SALES, INC.**, a corporation organized under the laws of the State of New York ("Lender" or "Secured Party").

WITNESSETH:

WHEREAS, Debtor and Secured Party have entered into that certain loan agreement, dated as of even date herewith (the "Loan Agreement"), pursuant to which the Secured Party has agreed to make a loan to Borrower in the principal sum of up to Six Million Five Hundred Thousand Dollars $6,500,000.00 (the "Loan") which will be in the form of a multiple advance line of credit loan and which is evidenced by a non-revolving line of credit note of even date herewith (the "Note"); and

WHEREAS, as security for the prompt and complete payment and performance of the Obligations (as hereinafter defined) and all other Loan Documents (as defined in the Loan Agreement), Debtor has agreed to grant to Secured Party a security interest in certain of its assets; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in order to secure the payment and performance of the Obligations (as hereinafter defined), and for other good and valuable consideration, the parties hereto agree as follows:

1. <u>Grant of Security Interest.</u> As security for the timely payment and performance of the Obligations, the Debtor does hereby sell, assign, transfer and set over unto the Secured Party and grant to the Secured Party a security interest in the Collateral (as hereinafter defined) and agrees that the Secured Party shall have the rights stated in this Security Agreement with respect to the Collateral, in addition to the other rights which the Secured Party may have by law.

2. **Collateral.** The word "Collateral" means the following described property of the Debtor, whether now owned or hereafter acquired, whether now existing or hereafter existing, and wherever located:

(i) all Chattel Paper;

(ii) all Contracts;

(iii) all Documents;

(iv) The Equipment listed on Exhibit A attached hereto and made a part hereof and all Equipment hereafter acquired by Borrower;

(v) all General Intangibles;

(vi) all Fixtures;

(vii) all Instruments;

(viii) all Investment Property;

(ix) all Inventory, including all Coal Inventory;

(x) all As-Extracted Collateral;

(xi) all Securities;

(xii) all Accounts, Accounts receivable, and Deposit accounts, including all Accounts maintained by the Debtor with any financial institution, and all funds on deposit therein, and investments arising out of such funds, all claims thereunder or in connection therewith, all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

(xiii) all books, records, printouts, ledger cards, files, correspondence, computer information, including source and object programs, tapes, disks and related data processing software, including source and object codes (owned by the Debtor or in which it has an interest) which at any time evidence or contain information relating to any of the Collateral (including, without limitation, customer lists and supplier lists) or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(xiv) all guaranties, warranties, liens on real or personal property, leases, and other agreements and property which in any way secure or relate to any General Intangibles, Contracts, Securities, Documents, Equipment or Chattel Paper, or are acquired for the purpose of securing and enforcing any item thereof;

(xv) all assets, licenses, permits and certificates owned by Wyoming County Coal LLC (collectively "Permits") and all other assets and personal property of Debtor; and

(xvi) to the extent, not otherwise included, all cash and non-cash Proceeds of each of the foregoing and all accessions to, additions, substitutions and replacements for, and rents, profits and products of each of the foregoing, exclusive of collateral held by Crestmark Bank pursuant to the factoring agreement between Crestmark Bank and the Borrower.

For purposes of this Security Agreement the term "Uniform Commercial Code" means the Uniform Commercial Code now or hereafter in effect in the State of West Virginia, except to the extent the Uniform Commercial Code of another state shall take precedence. All capitalized terms above in this Section 2 shall have the meaning as set forth in the Uniform Commercial Code.

For the purposes of this Security Agreement, the Lender shall be provided first lien senior security on the Collateral listed in 2.iv and (xv) above, with co-seniority and pari-passu to Golden Properties Ltd. on all other Collateral within this Section 2, pursuant to the Intercreditor Agreement executed between Lender and Golden Properties Ltd. of same date as this Agreement.

3. Obligations Secured. The "Obligations" secured hereby include:

(i) All sums due and owing under the Note and the other Loan Documents, together with all renewals, extensions, refinancings, amendments, and modifications of such Note and such other Loan Documents;

(ii) All costs and expenses of the Secured Party in the collection of the foregoing or in the collection of Collateral involving accounts (as defined in the Uniform Commercial Code), contract rights or general intangibles (as defined in the Uniform Commercial Code), including but not limited to reasonable attorneys' fees and expenses; and

(iii) All costs and expenses of the Secured Party incurred in the protection and preservation of its rights hereunder and in the protection, preservation and sale of the Collateral including, but not limited to, the payment of any taxes, levies, assessments, premiums of insurance on, repairs to, or maintenance or storage of the Collateral and any and all other out-of-pocket expenses of the Secured Party in connection with this Security Agreement or the Collateral including, but not limited to the cost of repair, if any, to realty or other property to which the Collateral is affixed and expenses in connection with any security therefore.

4. Representations and Warranties. Debtor further represents, warrants to and agrees with the Secured Party as follows:

(i) Status of Debtor. Each Debtor is a duly organized corporation or company as set forth on page 1 hereof, validly existing and in good standing under the laws of the State identified for such corporation or company as set forth on page 1 hereof. Each Debtor is duly qualified or licensed to conduct business in such state and each jurisdiction in which the nature of its business or assets requires such qualification or licensing under applicable law. Debtor has the requisite power and authority to own and operate its assets and business, and to transact the business in which it is presently engaged and in which it proposes to engage and to grant to Secured Party the security interests in the Collateral as herein provided.

(ii) Binding Agreement. This Security Agreement has been duly authorized and constitutes the legal, valid and binding obligation of Debtor and is enforceable against Debtor in accordance with its terms.

(iii) No Default or Required Consent. Neither the execution and delivery of this Security Agreement by Debtor nor the effectuation by Secured Party of any of its rights and remedies hereunder, whether upon default or otherwise, will result in a breach of, or constitute a default under, any provision of the articles of incorporation, articles of organization or the operating agreement of the Debtor (collectively, the "Corporate Documents"), or any other agreement or instrument to which Debtor is a party or by which any of the Collateral is bound, nor violate any law or any rule or regulation of any administrative agency, or any order, writ, injunction or decree of any court or administrative agency, nor does any of the foregoing require the consent of any person, entity or governmental agency or any notice or filing with any governmental or regulatory body.

(iv) Priority. Upon the execution and delivery of this Security Agreement by Debtor and the filing of appropriate financing statements with the proper governmental agencies, or, if applicable, upon Secured Party's taking possession of the Collateral, Secured Party shall have a perfected first priority security interest in and to the Collateral and shall have first priority for the full amount of all of the Obligations secured by this Security Agreement.

(v) No Litigation. There is no action, legal, administrative or other proceeding pending or threatened against Debtor's interest in the Collateral or against Debtor's grant of a security interest therein hereunder, nor does Debtor know of any basis for the assertion of any such claim that would result in a Material Adverse Effect, as defined in the Loan Agreement between the parties.

(vi) Location of Debtor's Records. The chief executive office of each Debtor and the place where each Debtor keeps its books and records concerning the Collateral and a true, complete and confirmed copy of the Corporate Documents are and will remain at the address of each Debtor, which address is identified on Exhibit B attached hereto and made a part hereof, or other address as Debtor may designate in writing to Secured Party as set forth in the last sentence of this subsection (vi). Each Debtor represents that it has no other place of business or locations where Collateral may be located. If any of Debtor desires to remove Collateral from its existing locations (except in the ordinary course of business), establish a new location at which Collateral may be located, establish a new name in which it may do business, invoice account debtors or maintain records concerning the Collateral, change its current chief executive office or change its location from the Debtor State to another state, it shall first: (a) give the Secured Party at least thirty (30) days' prior written notice of its intention to do so and provide the Secured Party with such information in connection therewith as the Secured Party may reasonably request; and (b) take such action, satisfactory to the Secured Party, as may be necessary to maintain at all times the perfection and priority of the security interests in the Collateral granted to the Secured Party hereunder.

(vii) Credit Information. Any and all information previously furnished to Secured Party by Debtor in connection with the Collateral is true and correct, and all such

information hereafter furnished to Secured Party by Debtor will be true and correct when furnished.

5. **Affirmative Covenants.** Debtor covenants and agrees with the Secured Party as follows:

(i) Collateral and Security Interest. Other than as previously disclosed to Secured Party, Debtor represents and warrants that it has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same are free from all liens, security interests, encumbrances and rights of set off of any kind. Secured Party does not authorize Debtor and Debtor will not hereafter sell, pledge, lease encumber, assign or otherwise dispose of any of the Collateral or any rights thereunder, or permit any right of set off, lien or security interest to exist thereon except to the Secured Party. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

(ii) Maintenance of Permits and Licenses. Debtor shall do or cause to be done all things necessary to preserve, in full force and effect, its existence, properties, rights, trademarks, service marks, permits, licenses and qualifications to carry on business in all applicable jurisdictions.

(iii) Conduct of Business. Debtor shall: (i) comply with all Laws, statutes and regulations pertaining to its use and ownership of its properties and its conduct of its business; (ii) care for and maintain all of its properties in good condition, free of misuse, abuse, waste and deterioration, reasonable wear and tear caused by normal use excepted; (iii) observe and perform promptly all contracts or agreements to which it is a party or by which any of its properties is bound; and (iv) carry on its business in the ordinary course.

(iv) Payment of Filing Fees. Debtor will pay all filing fees for the filing of this instrument or of financing statements filed to perfect the security interest provided in this Security Agreement or in connection with this Security Agreement.

(v) Inspection. Debtor shall give Secured Party such information as may be requested concerning the Collateral and permit Secured Party and its agents and representatives to enter upon any premises upon which Debtor's records concerning the Collateral are located for the purpose of inspecting and auditing the same.

(vi) Other Documents. Debtor shall promptly deliver to Secured Party such documents and information pertaining to the status or condition of the Collateral and Secured Party's security interests therein as Secured Party may request from time to time.

(vii) Defense of Collateral. Debtor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Collateral or the obligations, duties or liabilities of Debtor thereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys' fees, which Secured Party may incur in connection with Secured Party's appearance, voluntary or otherwise, in any such action or proceeding.

(viii) Payment or Performance by the Secured Party. At its option, the Secured Party may, but shall not be obligated to: (a) discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; and (b) otherwise perform, keep, observe and render true and correct Debtor's covenants, agreements, representations and warranties hereunder and under any other documents evidencing or securing the Obligations, in each case as determined by the Secured Party to be necessary. Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

(ix) Information and Actions Regarding Collateral. Debtor will furnish to the Secured Party from time to time if and as requested current lists of the Collateral; will continue to mark on the books of Debtor appropriate entries evidencing the assignment of book accounts to the Secured Party and will mark chattel paper and non-negotiable instruments to evidence the assignment thereof to the Secured Party, if the Collateral includes such categories; and, if and when requested by the Secured Party from time to time, will furnish to it copies of all purchase orders, inventory lists, billings, contracts, shipping orders, correspondence and other instruments or writings in any way evidencing or relating to the Collateral or the proceeds thereof.

(x) Collection of Accounts; Set off. After the occurrence of an Event of Default (as hereinafter defined), if directed by the Secured Party, or as otherwise agreed to in writing by the Debtor and the Secured Party, Debtor will collect all of the Collateral consisting of accounts or general intangibles or any other receivables, and whenever Debtor receives any payment of any of the foregoing, it will hold such payment in trust for the Secured Party and forthwith will deliver to the Secured Party the same in the form received by Debtor without commingling with any funds belonging to the Debtor, and promptly will deposit the same in a special collateral account with the Secured Party. Debtor authorizes the Secured Party, or any employee thereof, upon the occurrence of an Event of Default to endorse the name of the Debtor upon any checks, negotiable instruments or other items received in payment of any of Collateral consisting of accounts or general intangibles and to do all things necessary to reduce the same to cash. Upon the occurrence of an Event of Default, Debtor authorizes the Secured Party at any time without notice to appropriate and apply any balances, credits, deposits or accounts or money of the Debtor in its possession, custody or control to the payment of the Obligations, all of which may at all times be held and treated as additional Collateral.

(xi) Notification of Account Debtors. At any time after the occurrence of an Event of Default and without notice to the Debtor, or as otherwise agreed to in writing by the Debtor and the Secured Party, the Secured Party may notify any persons who are indebted to the Debtor on any Collateral consisting of accounts or general intangibles of the assignment thereof to the Secured Party and may direct such account debtors to make payment directly to the Secured Party of the amounts due. At the request of the Secured Party after the occurrence of an Event of Default, or as otherwise agreed to in writing by the Debtor and the Secured Party, the Debtor will direct any persons who are indebted to the Debtor on any Collateral consisting of accounts or general intangibles to make payment directly to the Secured Party. The Secured Party is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Secured Party.

(xii) Authorization to File Financing Statements. Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request.

6. Negative Covenants. Debtor covenants that so long as any Obligation remains outstanding, Debtor shall not directly or indirectly, whether voluntarily or involuntarily, by operation of law or otherwise: (1) sell, assign, transfer, exchange, lease, lend or dispose of any of the Collateral, or any of Debtor's rights therein, except in the normal course of business; nor (2) cause, suffer or permit any of the Collateral, or any of Debtor's rights therein, to be affected by any encumbrance, security interest, equity infusion or adverse claim of any kind or nature whatsoever, except the security interests in favor of Secured Party.

The inclusion of "proceeds" as a component of the Collateral shall not be deemed a consent by Secured Party to any sale or disposition of all or any part of the Collateral.

7. Events of Default.

(i) No Event of Default. So long as no Event of Default (hereinafter defined) shall have occurred, Debtor shall be entitled to use the Collateral in the ordinary course of business for any purpose not inconsistent with the terms of this Security Agreement; provided, however, that Debtor shall not exercise or refrain from exercising any such right if it would result in an Event of Default; and, provided further, that Debtor shall notify Secured Party in writing of any such proposed action at least ten (10) Business Days prior to taking the same.

(ii) Event of Default. The occurrence of any of the following shall constitute an event of default (each an "Event of Default") hereunder:

(1) The default in the prompt and complete payment and performance of the Note, any term, condition or covenant in favor of Secured Party contained in this Security Agreement (including but not limited to Debtor's breach of any of the provisions of Paragraphs 4, 5 and 6 herein) or in any other Loan Document, or the occurrence of any other event of default specified in any of the Loan Documents, subject to any applicable grace period, if any;

(2) The admission by Debtor of its inability to pay its debts as they mature;

(3) The transfer of property by Debtor under circumstances which would entitle a trustee in bankruptcy or similar fiduciary to avoid such transfer under the federal bankruptcy laws, as amended, or under any other laws, whether federal or state, for the relief of debtors or avoidance of transfers and/or conveyances, now or hereafter existing;

(4) If any representation or warranty of Debtor contained in this Security Agreement or in any document, certificate or instrument delivered pursuant thereto or hereto should prove to be false or misleading in any material respect;

(5) The entry of any judgment against the Debtor or any lien against or the making of any levy, seizure or attachment of or on the Collateral in excess of $100,000, which is not cured within 60 days from the entry of such judgment or lien;

(6) The failure of the Secured Party to have at any time a first priority perfected security interest in the Collateral, which failure is not cured within 30 days.

(iii) Remedies. Upon to occurrence of an Event of Default, as permitted by the Uniform Commercial Code, the Secured Party may:

(1) Declare any or all Obligations, or any part thereof, to be immediately due and payable without demand or notice of any kind and proceed to collect the same.

(2) Peaceably by its own means or with judicial assistance enter the Debtor's premises and take possession of the Collateral;

(3) Render the Collateral unusable;

(4) Use, operate, manage, control, maintain, repair, alter or dispose of the Collateral on the Debtor's premises;

(5) Exercise all rights of Borrower under the Contracts and Permits;

(6) Require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party; and

(7) Exercise and enforce any or all rights and remedies available to Secured Party under this Security Agreement, the Deed of Trust, any other Loan Document and laws of the State of West Virginia.

Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor

reasonable notice (within the time established by subsection (v) below) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Security Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Security Agreement and the Collateral pledged hereunder. Debtor hereby waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement.

(iv) Application of Proceeds. The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Debtor. If after exhausting all of the Collateral there should be a deficiency, the Debtor will be liable therefore to the Secured Party. Nothing contained herein will obligate the Secured Party to proceed against any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations prior to making a claim against the Collateral.

(v) Notice. Whenever notice is required by law to be sent by the Secured Party to the Debtor of any sale, lease or other disposition of the Collateral, ten (10) days' written notice sent to the Debtor's address set forth on page 1 hereof will be reasonable.

(vi) Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

(vii) Marshaling. Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of the Obligations or any other indebtedness owed to Secured Party by Debtor or any other person or entity.

(viii) Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

8. General Provisions.

(i) Rights and Remedies Cumulative. All rights and remedies granted the Secured Party hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Secured Party may proceed with any number of remedies at the same time until the Obligations are satisfied in full.

(ii) Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Security Agreement, to transfer any or all of the Permits; and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement. The appointment of Secured Party as Debtor's attorney-in-fact is coupled with an interest and is therefore irrevocable. This power of attorney shall only be exercised by Secured Party upon an Event of Default by Debtor, as defined herein.

(iii) No liability. Nothing in this Security Agreement shall be deemed to constitute an assumption by Secured Party of any liability or obligation of Debtor with respect to any of the Collateral.

(iv) Further Assurances. At any time and from time to time, upon demand of the Secured Party and at the Debtor's expense, the Debtor will give, execute, file and record any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Debtor hereby authorizes the Secured Party to file financing statements, continuation and amendment statements and other documents under the Uniform Commercial Code relating to the Collateral without the signature of the Debtor, naming the Debtor as debtor and the Secured Party as secured party.

(v) Notices. Notice or demand, if required to be given hereunder, shall be given in accordance with the Loan Agreement.

(vi) Waiver. No delay or omission on the part of the Secured Party to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein, nor will the action or non-action of the Secured Party in case of any Event of Default impair any right or power arising as a result thereof. Debtor waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

(vii) Illegality. In case any one or more of the provisions contained in this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(viii) Successors and Assigns. This Security Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and will bind all persons who become bound as a debtor to this Security Agreement; provided, that the Debtor may not assign this Security Agreement in whole or in part without the prior written consent of the Secured Party and the Secured Party at any time may assign this Security Agreement in whole or in part.

(ix) Changes in Writing. No modification, amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Debtor therefrom, will in any event be effective unless the same is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

(x) Entire Agreement. This Security Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(xi) Governing Law; Severability. This Security Agreement, all amendments hereto, all supplements hereof, and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties hereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects by West Virginia law, except to the extent that the Uniform Commercial Code provides for the application of the laws of another state. The provisions hereof are severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

(xii) Interpretation. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders. If more than one party signs below as the Debtor, such parties shall be jointly and severally liable hereunder. As used herein, the term "person" will include an individual, a corporation, an association, a partnership, a trust, an organization and any other entity. The section headings of this Security Agreement are for convenience only, and will not limit or otherwise affect any of the terms hereof.

(xiii) Consent to Jurisdiction. The Debtor hereby agrees to the jurisdiction of the Circuit Court for Kanawha County, West Virginia, or the United States District Court for the Southern District of Virginia, as may be selected by Secured Party, and consents that all service of process may (in addition to other lawful methods) be sent by nationally recognized overnight courier service directed to the Debtor at the Debtor's address set forth in the Loan Agreement, and service so made will be deemed to be completed on the business day after deposit with such courier; provided, that nothing contained herein will prevent the Secured Party from bringing any action or exercising any rights against the Debtor individually, or against any property of the Debtor within any other state or nation to enforce any award or judgment obtained in the venue specified above. Debtor waives any objection to venue and any objection based on a more convenient forum in any action instituted hereunder.

(xiv) Waiver of Jury Trial. DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any

special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (ii) acknowledges that, in entering into the other Loan Documents the Secured Party is relying upon, among other things, the waivers and certifications contained in this subsection (xiv) of Article 8.

[SIGNATURE PAGES TO FOLLOW]

WITNESS the due execution hereof with the intent to be legally bound, this 27th day of December, 2018.

AMERICAN RESOURCES CORPORATION, a Florida corporation

By: ______________________________
Thomas M. Sauve
Its: President

QUEST ENERGY INC., an Indiana corporation

By: ______________________________
Thomas M. Sauve
Its: President

MCCOY ELKHORN COAL LLC, an Indiana limited liability company

By: ______________________________
Thomas M. Sauve
Its: President

KNOTT COUNTY COAL LLC, a Delaware limited liability company

By: ______________________________
Thomas M. Sauve
Its: President

ERC MINING INDIANA CORP., an Indiana corporation

By: ______________________________
Thomas M. Sauve
Its: President

DEANE MINING LLC, a Delaware limited liability company

By: ________________________
Thomas M. Sauve
Its: President

WYOMING COUNTY COAL LLC, an Indiana limited liability company

By: ________________________
Thomas M. Sauve
Its: President

QUEST PROCESSING LLC, an Indiana limited liability company

By: ________________________
Thomas M. Sauve
Its: President

EXHIBIT A

EQUIPMENT

[redacted]

EXHIBIT B

ADDRESS OF EACH DEBTOR FOR PURPOSES OF SECTION 4(VI) OF THE SECURITY AGREEMENT

AMERICAN RESOURCES CORPORATION
9002 Technology Lane
Fishers, Indiana 46038

QUEST ENERGY INC.
9002 Technology Lane
Fishers, Indiana 46038

MCCOY ELKHORN COAL LLC
9002 Technology Lane
Fishers, Indiana 46038

KNOTT COUNTY COAL LLC
9002 Technology Lane
Fishers, Indiana 46038

ERC MINING INDIANA CORP.
9002 Technology Lane
Fishers, Indiana 46038

DEANE MINING LLC
9002 Technology Lane
Fishers, Indiana 46038

WYOMING COUNTY COAL LLC
9002 Technology Lane
Fishers, Indiana 46038

QUEST PROCESSING LLC
9002 Technology Lane
Fishers, Indiana 46038